                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):   July 17, 1998
                                                  --------------------


                            SS&C Technologies, Inc.
                            -----------------------
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                            -----------------------
                 (State or Other Jurisdiction of Incorporation)


        000-28430                                                     06-1169696
----------------------------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


80 Lamberton Road
Windsor, Connecticut                                                       06095
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(Address of Principal Executive Offices)                              (Zip Code)


                                (860) 298-4500
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On July 16, 1998, SS&C Technologies, Inc. (the "Company") announced record license and total revenues for its quarter ended June 30, 1998. The Company reported second quarter revenues of $18.1 million, representing a 73% increase from the $10.5 million reported for the same quarter of the prior year, and a 56% increase over the $11.6 million for first quarter 1998. License revenues increased to $9.0 million in the second quarter 1998, from $5.8 million for the same quarter of the prior year, and from $5.8 million for the first quarter 1998, representing an increase of 55% over both periods. Net income for the second quarter 1998, excluding one-time charges primarily related to the previously announced acquisition of Savid International, Inc., was $1.4 million or $0.09 diluted earnings per share, as compared with $0.9 million or $0.07 diluted earnings per share for the same period in 1997. Including one-time charges, net income and diluted earnings per share for second quarter 1998 were $0.9 million and $0.06, respectively.

     For the six months ended June 30, 1998, total revenues were $29.7 million, a 65% increase over the $18.0 million reported for the comparable period of 1997. Net income for the first six months of 1998, excluding one-time acquisition-related charges, was $2.2 million or $0.14 diluted earnings per share, as compared with $0.7 million or $0.05 diluted earnings per share for the comparable period in 1997. Including one-time charges, the net loss and diluted loss per share for the first six months of 1998 were $3.1 million and $0.20, respectively.

     The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

                                      -2-
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.
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     99        Press Release

                                      -3-
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 17, 1998                  SS&C TECHNOLOGIES, INC.
                                  ------------------------------------------
                                                  (Registrant)



                              By:  /s/ John S. Wieczorek
                                  ---------------------------------------------
                                     John S. Wieczorek
                                     Vice President, Chief Financial
                                     Officer and Treasurer

                                      -4-
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
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 99       Press Release